UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Wyndham Hotels & Resorts, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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D33211-P51270 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 12, 2021. WYNDHAM HOTELS & RESORTS, INC. WYNDHAM HOTELS & RESORTS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 Meeting Information Meeting Type: Annual Meeting For holders as of: March 18, 2021 Date: May 12, 2021 Time: 11:30 AM Eastern Time Location: Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/WH2021. The company will be hosting the Annual Meeting live via the Internet this year. To attend the Annual Meeting, please visit www.virtualshareholdermeeting.com/WH2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com , scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

D33212 - P51270 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2020 ANNUAL REPORT TO STOCKHOLDERS How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/WH2021. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D33213-P51270 Voting Items The Board of Directors recommends you vote FOR the election of each Director nominee: 1. Nominees: 01) Stephen P. Holmes 02) Geoffrey A. Ballotti 03) Myra J. Biblowit 04) James E. Buckman 05) Bruce B. Churchill 06) Mukul V. Deoras 07) Ronald L. Nelson 08) Pauline D.E. Richards The Board of Directors recommends you vote FOR Proposal 2: 2. To vote on an advisory resolution to approve our executive compensation program The Board of Directors recommends you vote FOR Proposal 3: 3. To vote on a proposal to ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accoun ting firm for fiscal year 2021 NOTE: To transact any other business that may be properly brought before the meeting or any adjournment or postponement of the meeting.